                                                                   EXHIBIT 10.19




================================================================================

                              PETsMART.COM, INC.

                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                October 6, 1999


================================================================================


                               TABLE OF CONTENTS
                                                                            Page


SECTION 1 AUTHORIZATION AND SALE OF COMMON STOCK AND
     PREFERRED STOCK

     1.1   Authorization of Preferred Stock..................................  1
     1.2   Sale and Issuance of the Shares...................................  1
     1.3   Separate Agreements...............................................  1

SECTION 2 CLOSING DATE; DELIVERY.............................................  2

     2.1   Closing Date......................................................  2
     2.2   Delivery and Payment..............................................  2
     2.3   Subsequent Sale of Preferred Stock................................  2

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................  2

     3.1   Organization and Standing; Certificate of Incorporation and Bylaws  3
     3.2   Corporate Power...................................................  3
     3.3   Subsidiaries......................................................  3
     3.4   Capitalization....................................................  3
     3.5   Authorization.....................................................  3
     3.6   Proprietary Rights................................................  4
     3.7   Registration Rights...............................................  4
     3.8   Governmental Consent, etc.........................................  5
     3.9   Offering..........................................................  5
     3.10  Permits...........................................................  5
     3.11  Compliance with Other Instruments.................................  5

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS...................  6

     4.1   Business and Financial Experience.................................  6
     4.2   Investment Intent; Blue Sky.......................................  6
     4.3   Rule 144..........................................................  6
     4.4   No Public Market..................................................  6
     4.5   Restrictions on Transfer; Restrictive Legends.....................  6
     4.6   Access to Data....................................................  7
     4.7   Authorization.....................................................  7
     4.8   Brokers or Finders................................................  7
     4.9   Tax Liability.....................................................  7
     4.10  Limited Operating History.........................................  7

SECTION 5 CONDITIONS TO CLOSING OF THE PURCHASERS............................  7

     5.1   Representations and Warranties Correct............................  8
     5.2   Covenants.........................................................  8
     5.3   Blue Sky..........................................................  8
     5.4   Certificate.......................................................  8
     5.5   Amended and Restated Investor Rights Agreement....................  8


     5.6   Amended and Restated Voting Agreement.............................  8
     5.7   Compliance Certificate............................................  8
     5.8   Board of Directors................................................  8
     5.9   Legal Opinion.....................................................  8
     5.10  Investment........................................................  8

SECTION 6 CONDITIONS TO CLOSING OF THE COMPANY...............................  8

     6.1   Representations and Warranties Correct............................  9
     6.2   Covenants.........................................................  9
     6.3   Certificate.......................................................  9
     6.4   Amended and Restated Investor Rights Agreement....................  9
     6.5   Amended and Restated Voting Agreement.............................  9

SECTION 7 MISCELLANEOUS......................................................  9

     7.1   Governing Law.....................................................  9
     7.2   Entire Agreement; Amendment.......................................  9
     7.3   Notices, etc......................................................  9
     7.4   Delays or Omissions............................................... 10
     7.5   Counterparts...................................................... 10
     7.6   Severability...................................................... 10
     7.7   Titles and Subtitles.............................................. 11
     7.8   Survival of Warranties............................................ 11
     7.9   Successors and Assigns............................................ 11
     7.10  Further Assurances................................................ 11

                              PETsMART.COM, INC.

                 SERIES  D PREFERRED STOCK PURCHASE AGREEMENT
                 --------------------------------------------

     This Series D Preferred Stock Purchase Agreement (this "Agreement") is made as of October 6, 1999, by and among PETsMART.com, Inc., a Delaware corporation (the "Company") and the purchasers of the Company's Series D Preferred Stock who are signatories to this Agreement (the "Purchasers"). The Purchasers are listed on Exhibit A hereto.
   ---------

                                   AGREEMENT

     In consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          AUTHORIZATION AND SALE OF COMMON STOCK AND PREFERRED STOCK

     1.1  Authorization of Preferred Stock.  The Company has authorized the
          --------------------------------
sale and issuance to the Purchasers of up to (a) 10,707,561 shares of its Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred" or the "Shares"), having the rights, preferences, privileges and restrictions as set forth in the Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit B (the "Certificate").
                            ---------

     1.2  Sale and Issuance of the Shares.  Subject to the terms and conditions
          -------------------------------
hereof, the Company will severally issue and sell:

          (a) to the Purchasers and the Purchasers will buy from the Company up to 10,707,561 shares at a per share purchase price of $4.67 (the "Per Share Price"), and at the aggregate purchase price of up to $50,004,310, in the amount of shares specified opposite the name of the Purchasers in the column designated "Number of Shares" on Exhibit A.
                      ---------

     1.3  Separate Agreements.  The Company's agreement with each of the
          -------------------
Purchasers hereunder is a separate agreement, the obligations of each of the Purchasers hereunder are several and not joint, and the sale of the Shares to each of the Purchasers is a separate transaction.

                                   SECTION 2

                            CLOSING DATE; DELIVERY

     2.1  Closing Date.  It is anticipated that purchase and sale of the Shares
          ------------
hereunder shall be consummated at a closing (the" Closing") held at the offices of Strategic Law Partners, LLP, 333 South Grand Avenue, Suite 3950, Los Angeles, California 90071 on October ___, 1999, at 4:00 p.m., local time, or at such other date, time and place upon which the Company and the Purchasers shall agree (the date and time of the Closing is hereinafter referred to as the "Closing Date").

     2.2  Delivery and Payment.  At the Closing, the Company will deliver to
          --------------------
each Purchaser a certificate or certificates, registered in the Purchaser's name, representing the number of Shares to be purchased by the Purchaser at the Closing, against payment of the purchase price therefor, by (i) check payable to the Company, (ii) by wire transfer per the Company's instructions, (iii) by any combination of (i) and (ii) above except that with respect to idealab! Holdings, LLC ("idealab!") one half by check or wire transfer and one half by delivery of a 90 day promissory note, substantially in the form attached hereto as Exhibit X hereto (the "Note"), secured by the Shares to be purchased by idealab! pursuant to the terms of a Security Agreement substantially in the form of Exhibit Y hereto (the "Security Agreement") and with respect to each of Global Retail Partners, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., GRP Partners, L.P., Global Retail Partners Funding, Inc. and DLJ ESC II L.P. $.001 per share by check at the Closing with the balance of the purchase price by wire transfer on or before October 13, 1999.

     2.3  Subsequent Sale of Preferred Stock.  If less than all of the
          ----------------------------------
authorized number of shares of Series D Preferred Stock are sold at the Closing, then, subject to the terms and conditions of this Agreement, the Company may sell up to the balance of the authorized but unissued shares of Series D Preferred Stock to such persons as the Board of Directors of the Company may determine at the same Per Share Price as the Shares sold at the Closing for a period of up to 30 days from the Closing. Any such sale shall be made upon the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement, the Amended and Restated Voting Agreement and the Amended and Restated Investor Rights Agreement (each as defined herein), and shall have the rights and obligations of a Purchaser hereunder or thereunder.

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Exhibit C, the Company represents and warrants
                                ---------
to the Purchasers that, as of the Closing Date at which the Purchasers consummate their purchase of Shares hereunder:

     3.1  Organization and Standing; Certificate of Incorporation and Bylaws.
          ------------------------------------------------------------------
The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business as a foreign corporation in California and there is no other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company. The Company has made available to counsel for the Purchasers copies of its Certificate and Bylaws. Said copies are true, correct and complete and reflect all amendments now in effect.

     3.2  Corporate Power.  The Company has all requisite legal and corporate
          ---------------
power and authority to execute and deliver this Agreement, the Amended and Restated Investor Rights Agreement in substantially the form attached hereto as

Exhibit D (the "Amended and Restated Investor Rights Agreement"), the Amended
---------
and Restated Voting Agreement in substantially the form attached hereto as Exhibit E (the "Voting Agreement" and, together with this Agreement and the
---------
Investor Rights Agreement, the "Investment Agreements"), to sell and issue the Shares hereunder, to issue the underlying Common Stock (the "Conversion Stock") in accordance with the provisions of the Certificate, and to carry out and perform its obligations under the terms of the Investment Agreements.

     3.3  Subsidiaries.   Except as provided in the Schedule of Exceptions, the
          ------------
Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

     3.4  Capitalization.  The authorized capital stock of the Company will,
          --------------
upon the filing of the Certificate, consist of 70,000,000 shares of Common Stock and 19,769,648 shares of Preferred Stock, 3,300,000 of which have been designated Series A Preferred, 1,800,000 of which have been designated Series B Preferred Stock, 2,805,770 of which have been designated Series C Preferred Stock and 11,863,878 shares of which have been designated Series D Preferred Stock. The Company has an aggregate of 5,466,464 shares of Common Stock reserved for issuance under its 1999 Stock Plan (giving effect to an amendment to the 1999 Stock Plan increasing the number of shares reserved thereunder by 2,275,000 which will be effective as of the Closing Date). Of the shares of Common Stock reserved for issuance under the 1999 Stock Plan, options to purchase 1,286,673 shares of Common Stock have been granted. As of the Closing Date, the number of outstanding shares of the Company's capital stock is as set forth on Section 3.4 of the Schedule of Exceptions. Except as set forth above
         -----------
or in Section 3.4 of the Schedule of Exceptions, there are no options, warrants or other rights to purchase or acquire any of the Company's authorized and unissued capital stock.

     3.5  Authorization.  All corporate action on the part of the Company and
          -------------
its directors necessary for the authorization, execution, delivery and performance of the Investment Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the Conversion Stock and the performance of the Company's obligations under the Investment Agreements has been taken or will be taken prior to the Closing. The Investment Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Company makes no representation
                    --------  -------
as to the enforceability of the indemnification provisions contained in the Amended and Restated Investor Rights Agreement. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions described in the Certificate; the Common Stock issuable upon conversion of the Shares has been duly and validly reserved and, when issued in compliance with the provisions of the Certificate, will be validly issued, fully paid and nonassessable; and the Shares and the Conversion Stock will be free of any liens or encumbrances (assuming the Purchaser takes the Shares with no notice thereof) other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Shares and the Conversion Stock may be subject to restrictions on transfer under state or federal securities laws and restrictions set forth in the Investor Rights Agreement. The issuance of the Shares is not subject to any preemptive rights or rights of first refusal which have not been complied with or waived.

     3.6  Proprietary Rights.  The Company has title and ownership of, or full
          ------------------
right to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, without any conflict with or infringement of the rights of others. Other than licenses for off-the-shelf software, or as set forth on Section 3.6 of the Schedule of Exceptions,
                                   -----------
there are no material options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade proprietary rights of any other person or entity. To the knowledge of the Company, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted. Neither the execution and delivery of the Investment Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

     3.7  Registration Rights.  Except as set forth in the Amended and Restated
          -------------------
Investor Rights Agreement, the Company is not under any contractual obligation to register under the

Securities Act of 1933, as amended (the "Securities Act"), any of its presently outstanding securities or any of its securities which may hereafter be issued.

     3.8  Governmental Consent, etc.  No consent, approval order or
          -------------------------
authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Investment Agreements, or the offer, sale or issuance of the Shares or the Conversion Stock, or the consummation of any other transaction contemplated hereby, except (i) the filing of the Certificate in the office of the Delaware Secretary of State prior to the Closing and (ii) the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares and the Conversion Stock under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

     3.9  Offering.  Subject to the accuracy of the Purchaser's representations
          --------
in Section 4 hereof, the offer, sale and issuance of the Shares and the Conversion Stock constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     3.10 Permits.  The Company has all franchises, permits, licenses, and any
          -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. To its knowledge, the Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     3.11 Compliance with Other Instruments.  The Company is not in violation of
          ---------------------------------
any term of the Certificate or Bylaws, or in any respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree, and to its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, which violation reasonably would be expected to have a material adverse effect on the Company's business. The execution, delivery and performance of and compliance with this Agreement, and the other Investment Agreements and the consummation of the transactions contemplated hereby and thereby, and the issuance of the Shares and the Conversion Shares, have not resulted and will not result in any violation of, or conflict with, or constitute a default under any such term or provision, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default or event which, with the passage of time or giving of notice or both, would constitute a violation or default which would materially and adversely affect the business of the Company or any of its properties or assets.

                                   SECTION 4

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby severally (and not jointly) represents and warrants to the Company as follows:

     4.1  Business and Financial Experience.  It is an accredited investor
          ---------------------------------
within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Its knowledge and experience in financial and business matters are such that its is capable of evaluating the merits and risks of its purchase of the Shares and the underlying Conversion Stock as contemplated by this Agreement. Its financial situation is such that it can afford to bear the economic risk of holding the Shares and the underlying Conversion Stock for an indefinite period of time and suffer complete loss of its investment.

     4.2  Investment Intent; Blue Sky.  It is acquiring the Shares and the
          ---------------------------
underlying Conversion Stock for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the issuance of the Shares and the underlying Conversion Stock has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser's investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser's address set forth on the Schedule of Purchasers attached hereto as Exhibit A represents the Purchaser's true and correct state of domicile, upon
---------
which the Company may rely for the purpose of complying with applicable Blue Sky laws.

     4.3  Rule 144.  It acknowledges that the Shares and the underlying
          --------
Conversion Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

     4.4  No Public Market.  It understands that no public market now exists for
          ----------------
any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

     4.5  Restrictions on Transfer; Restrictive Legends.  It understands that
          ---------------------------------------------
the transfer of the Shares and the Conversion Stock, if applicable, is restricted by applicable state and Federal securities laws and by the provisions of the Amended and Restated Investor Rights Agreement and the Amended and Restated Voting Agreement, and that the certificates representing the Shares and the Conversion Stock will be imprinted with legends restricting transfer except in compliance therewith.

     4.6  Access to Data.  It has had an opportunity to discuss the Company's
          --------------
business, management and financial affairs with the Company's management. It has also had an opportunity to ask questions of officers of the Company. It understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company's business and prospects but were not a thorough or exhaustive description.

     4.7  Authorization.  All action on the part of the Purchaser's partners,
          -------------
board of directors, members and stockholders, as applicable, necessary for the authorization, execution, delivery and performance of the Investment Agreements by the Purchaser, the purchase of and payment for the Shares and the Conversion Stock, if applicable, and the performance of all of the Purchaser's obligations under the Investment Agreements has been taken or will be taken prior to the Closing. The Investment Agreements, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Purchaser makes no representation as to the enforceability of the indemnification provisions contained in the Amended and Restated Investor Rights Agreement.

     4.8  Brokers or Finders.  The Company has not and will not incur, directly
          ------------------
or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

     4.9  Tax Liability.  It has reviewed with its own tax advisors the tax
          -------------
consequences of the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of the Company's agents with respect to such tax consequences. It understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

     4.10 Limited Operating History.  It acknowledges that the Company was
          -------------------------
incorporated on May 6, 1999 and has a limited operating history.

                                   SECTION 5

                    CONDITIONS TO CLOSING OF THE PURCHASERS

     Each Purchaser's obligation to purchase the Shares is, unless waived in writing by the Purchaser, subject to the fulfillment as of the date of Closing of the following conditions:

     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made in Section 3 hereof by the Company shall be true and correct in all material respects as of the date of the Closing.

     5.2  Covenants.  All covenants, agreements and conditions contained in this
          ---------
Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3  Blue Sky.  The Company shall have obtained all necessary Blue Sky law
          --------
permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the underlying Conversion Stock.

     5.4  Certificate.  The Certificate shall have been properly filed in the
          -----------
office of the Delaware Secretary of State.

     5.5  Amended and Restated Investor Rights Agreement.  The Company shall
          ----------------------------------------------
have executed and delivered the Amended and Restated Investor Rights Agreement in substantially the form attached hereto as Exhibit D.
                                             ---------

     5.6  Amended and Restated Voting Agreement.  The Company and each of the
          -------------------------------------
Purchasers shall have executed and delivered the Amended and Restated Voting Agreement in substantially the form attached hereto as Exhibit E.
                                                       ----------

     5.7  Compliance Certificate.  The Company shall have delivered to the
          ----------------------
Purchasers a certificate of the Company executed by the President of the Company, dated as of the date of the Closing and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.8  Board of Directors.  Upon the Closing, the number of directors
          ------------------
constituting the Board of Directors shall continue to be seven (7) and shall continue to consist of Bill Gross, Robert Kavner, Tom McGovern, Yves Sisteron, Samuel J. Parker (or successor thereto), Philip L. Francis and Neil Watanabe.

     5.9  Legal Opinion.  The Purchasers shall have received an opinion of
          -------------
Strategic Law Partners, LLP, counsel to the Company, in substantially the form attached hereto as Exhibit F.
                   ---------

     5.10 Investment.  Purchasers shall have tendered, in the aggregate, at the
          ----------
Closing, consideration of not less than $25,000,000.

                                   SECTION 6

                     CONDITIONS TO CLOSING OF THE COMPANY

     The Company's obligation to sell and issue the Shares is, unless waived in writing by the Company, subject to the fulfillment as of the date of Closing of the following conditions:

     6.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made in Section 4 hereof by the Purchasers shall be true and correct in all material respects as of the date of the Closing.

     6.2  Covenants.  All covenants, agreements, and conditions contained in
          ---------
this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3  Certificate.  The Certificate shall have been filed in the office of
          -----------
the Delaware Secretary of State.

     6.4  Amended and Restated Investor Rights Agreement.  The Purchasers shall
          ----------------------------------------------
have executed and delivered the Amended and Restated Investor Rights Agreement in substantially the form attached hereto as Exhibit D.
                                             ---------

     6.5  Amended and Restated Voting Agreement.  The Purchasers shall have
          -------------------------------------
executed and delivered the Amended and Restated Voting Agreement in substantially the form attached hereto as Exhibit E.
                                          ---------

                                   SECTION 7

                                 MISCELLANEOUS

     7.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the internal laws of the State of California without regard to conflict of laws provisions.

     7.2  Entire Agreement; Amendment.  This Agreement, the Amended and Restated
          ---------------------------
Investor Rights Agreement, the Amended and Restated Voting Agreement and the other documents delivered pursuant hereto, including the exhibits hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.3  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

          (a) if to a Purchaser, to the address or fax number listed after such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit A or
                                                                  ---------
at such other address as such Purchaser shall have furnished to the Company.

          (b)  if to the Company, to:


               PETsMART.com, Inc.
               130 West Union Street
               Pasadena, CA 91103
               Attn:  Tom McGovern
               Fax:  (626) 535-2701

or at such other address as the Company shall have furnished to the Purchasers, with a copy to:

               Strategic Law Partners, LLP
               333 South Grand Avenue, Suite 3950
               Los Angeles, California 90071
               Attn:  Bradley D. Schwartz, Esq.
               Fax:  (213) 621-0982

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     7.4  Delays or Omissions.  Except as expressly provided herein, no delay or
          -------------------
omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     7.5  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

     7.6  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.7  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.8  Survival of Warranties.  The warranties, representations and covenants
          ----------------------
of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of one hundred eighty (180) days and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

     7.9  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     7.10 Further Assurances.  Each party hereto agrees to do all acts and
          ------------------
things, and to make, execute and delivery such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The foregoing agreement is hereby executed effective as of the date first set forth above.

"COMPANY"

PETsMART.COM, INC.


   /s/  Tom McGovern, Jr.
-----------------------------------
Tom McGovern, Jr.
President


"PURCHASERS"

PETsMART, INC.


 /s/ Philip L. Francis
------------------------------------
Philip L. Francis
President and Chief Executive Officer



IDEALAB! CAPITAL PARTNERS I-A, L.P.


 /s/ William S. Elkus
------------------------------------
William S. Elkus,
Managing Member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-A, L.P.



IDEALAB! CAPITAL PARTNERS I-B, L.P.


/s/ William S. Elkus
-----------------------------------
William S. Elkus,
Managing Member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-B, L.P.

SIMBA, LLC



By: /s/ Carina Schaldach
   -------------------------
Name:  Carina Schaldach
     -----------------------
Title:
      ----------------------



WS INVESTMENT COMPANY  99B



By: /s/ Martin W. Korman
   -------------------------
Name:  Martin W. Korman
     -----------------------
Title: Member
      ----------------------



 /s/ Larry W. Sonsini
----------------------------
LARRY SONSINI


 /s/ Martin W. Korman
----------------------------
MARTIN W. KORMAN


 /s/ Tom McGovern, Jr.
----------------------------
TOM MCGOVERN, JR.


 /s/ Michael Houlahan
----------------------------
MICHAEL HOULAHAN


GLOBAL RETAIL PARTNERS, L.P.
BY: GLOBAL RETAIL PARTNERS, INC.
     General Partner

By: /s/ Steven E. Lebow
   -------------------------
Name:   Steven E. Lebow
     -----------------------
Title:  Chairman
      ----------------------

DLJ DIVERSIFIED PARTNERS, L.P.
BY: DLJ DIVERSIFIED PARTNERS, INC.
     General Partner



By: /s/ Steven E. Lebow
   -------------------------
Name:   Steven E. Lebow
     -----------------------
Title:  Chairman
      ----------------------



DLJ DIVERSIFIED PARTNERS-A, L.P.
BY: DLJ DIVERSIFIED PARTNERS, INC.
     General Partner



By: /s/ Steven E. Lebow
   -------------------------
Name:   Steven E. Lebow
     -----------------------
Title:  Chairman
      ----------------------



GRP PARTNERS, L.P.
BY: GLOBAL RETAIL PARTNERS, INC.
     General Partner


By: /s/ Steven E. Lebow
   -------------------------
Name:   Steven E. Lebow
     -----------------------
Title:  Chairman
      ----------------------


GLOBAL RETAIL PARTNERS FUNDING, INC.


By: /s/ Osamu R. Watanabe
   -------------------------
Name:   Osamu R. Watanabe
     -----------------------
Title:  Vice President
      ----------------------

DLJ ESC II L.P.
BY: DLJ LBO PLANS MANAGEMENT CORPORATION
     General Partner



By: /s/ Osamu R. Watanabe
   -------------------------
Name:   Osamu R. Watanabe
     -----------------------
Title:  Vice President
      ----------------------



IDEALAB! HOLDINGS, L.L.C.


By: /s/ Marcia Goodstein
   -------------------------
Name:  Marcia Goodstein
     -----------------------
Title: Secretary
      ----------------------


 /s/ Bradley D. Schwartz
----------------------------
BRADLEY D. SCHWARTZ



 /s/ James K. Baer
----------------------------
JAMES K. BAER



BIG DOG USA, INC.


By: /s/ Andrew Feshbach
   -------------------------
Name:  Andrew Feshbach
     -----------------------
Title: CEO
      ----------------------


 /s/ Andrew Feshbach
----------------------------
ANDREW FESHBACH

 /s/ Anthony Wall
----------------------------
ANTHONY WALL



 /s/ Andrew Wadhams
----------------------------
ANDREW WADHAMS


 /s/ Douglas Nilsen
----------------------------
DOUGLAS NILSEN


 /s/ Roberta Morris
----------------------------
ROBERTA MORRIS


 /s/ Jeffrey Cowen
----------------------------
JEFFREY COWEN


 /s/ David Wolf
----------------------------
DAVID WOLF


 /s/ Siska Buitenman
----------------------------
SISKA BUITENMAN


SK PRIVATE INVESTMENT FUND-SERIES B


By: /s/ Thomas H. Kennedy
   ---------------------------------------
Name:  Thomas H. Kennedy
     -------------------------------------
Title: Member, Investment Committee Member
      ------------------------------------

                                   EXHIBIT A
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                        Schedule of Series D Purchasers
                        -------------------------------

Series D Stock Purchaser            Number of Series D Shares
------------------------            -------------------------

PETsMART, Inc.                              5,287,135
19601 N. 27/th/ Avenue
Phoenix, AZ 85027
Attn: Philip L. Francis
Phone: (623) 580-6100
Fax: (623) 580-6513

With a copy to:
--------------
Cooley Godward, L.L.P.
Five Palo Alto Square
300 El Camino Real
Palo Alto, CA 94306-2155
Attn: Bob Brigham, Esq.

Idealab! Capital Partners I-A, L.P.         205,401
130 West Union Street
Pasadena, CA 91103
Attn: William Elkus
Phone: (626) 535-2882
Fax: (626) 535-2881

Idealab! Capital Partners I-B, L.P.         1,078,352
130 West Union Street
Pasadena, CA 91103
Attn: William Elkus
Phone: (626) 535-2882
Fax: (626) 535-2881

Simba, LLC                                  22,268
130 West Union Street
Pasadena, CA 91103
Attn: Carina Schaldach
Phone: (626) 535-2831
Fax: (626) 535-2701

WS Investment Company 99B                   3,202
650 Page Mill Road
Palo Alto, CA 94303
Attn: Jim Terranova
Phone: (650) 493-9300
Fax: (650) 493-6811

Larry Sonsini                               1,067
650 Page Mill Road
Palo Alto, CA 94303
Phone: (650) 493-9300
Fax: (650) 493-6811

Martin W. Korman                            1,067
650 Page Mill Road
Palo Alto, CA 94303
Phone: (650) 493-9300
Fax: (650) 493-6811

Tom McGovern, Jr.                           6,356
130 West Union Street
Pasadena, CA 91103
Phone: (626) 535-2735
Fax: (626) 535-2701

Michael Houlahan                            4,242
130 West Union Street
Pasadena, CA 91103
Phone: (626) 535-2735
Fax: (626) 535-2701

Global Retail Partners, L.P.                686,445
277 Park Avenue, 19/th/ Floor
New York, NY 10172
Attn: Nicole Arnaboldi
Phone: (212) 892-3000
Fax: (212) 892-7552

With a copy to:
--------------
Global Retail Partners, L.P.
2121 Avenue of the Stars, 30/th/ Floor
Los Angeles, CA 90067
Attn: Osamu Watanabe
Phone: (310) 282-6100
Fax: (310) 282-6178

DLJ Diversified Partners, L.P.              204,551
277 Park Avenue, 19/th/ Floor
New York, NY 10172
Attn: Nicole Arnaboldi
Phone: (212) 892-3000
Fax: (212) 892-7552

With a  copy to:
---------------
DLJ Diversified Partners, L.P.
277 Park Avenue, 23/th/ Floor
New York, NY 10172
Attn: Ivy Dodes
Phone: (212) 892-3000
Fax: (212) 892-2689

DLJ Diversified Partners-A, L.P.            75,960
277 Park Avenue, 19/th/ Floor
New York, NY 10172
Attn: Nicole Arnaboldi
Phone: (212) 892-3000
Fax: (212) 892-7552

With a  copy to:
---------------
DLJ Diversified Partners-A, L.P.
277 Park Avenue, 23/th/ Floor
New York, NY 10172
Attn: Ivy Dodes
Phone: (212) 892-3000
Fax: (212) 892-2689

GRP Partners, L.P.                          44,625
277 Park Avenue, 19/th/ Floor
New York, NY 10172
Attn: Nicole Arnaboldi
Phone: (212) 892-3000
Fax: (212) 892-7552

With a copy to:
--------------
GRP Partners, L.P.
2121 Avenue of the Stars, 30/th/ Floor
Los Angeles, CA 90067
Attn: Osamu Watanabe
Phone: (310) 282-6100
Fax: (310) 282-6178

Global Retail Partners Funding, Inc.        1,576,355
277 Park Avenue, 19/th/ Floor
New York, NY 10172
Attn: Nicole Arnaboldi
Phone: (212) 892-3000
Fax: (212) 892-7552

With a copy to:
--------------
Global Retail Partners Funding, Inc.
2121 Avenue of the Stars, 30/th/ Floor
Los Angeles, CA 90067
Attn: Osamu Watanabe
Phone: (310) 282-6100
Fax: (310) 282-6178

DLJ ESC II L.P.                             11,816
277 Park Avenue, 19/th/ Floor
New York, NY 10172
Attn: Ed Poletti
Phone: (212) 892-3000
Fax: (212) 892-7572

Idealab! Holdings, L.L.C.                   840,260
130 West Union Street
Pasadena, CA 91103
Attn: Marcia Goodstein
Phone: (626) 585-6900
Fax: (626) 535-2701

Bradley D. Schwartz, Esq.                   3,212
Strategic Law Partners LLP
333 South Grand Avenue, Suite 3950
Los Angeles, CA 90071
Phone: (213) 621-0978
Fax: (213) 621-0982

James K. Baer, Esq.                         2,141
Strategic Law Partners LLP
333 South Grand Avenue, Suite 3950
Los Angeles, CA 90071
Phone: (213) 617-8960
Fax: (213) 617-8961

Big Dog USA, Inc.                           535,331
121 Gray Avenue
Santa Barbara, CA 93101
Attn: General Counsel
Phone: (805) 963-8727
Fax: (805) 962-9460

Andrew Feshbach                             21,414
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

Anthony Wall                                12,848
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

Andrew Wadhams                              12,848
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

Douglas Nilsen                              12,848
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

Roberta Morris                              12,848
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

Jeffrey Cowen                               10,707
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

David Wolf                                  12,848
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

Siska Buitenman                             10,707
C/O Big Dog USA, Inc.
121 Gray Avenue
Santa Barbara, CA 93101
Phone: (805) 963-8727
Fax: (805) 962-9460

SK Private Investment Fund-Series B         10,707
C/O Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, New York 10022-3897
Attention: Susan Dornfeld
Phone: (212) 735-3133
Fax: (213) 451-7825

                                   EXHIBIT B
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

               Amended and Restated Certificate of Incorporation
               -------------------------------------------------

                                   EXHIBIT C
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                            Schedule of Exceptions
                            ----------------------

     The following are the exceptions to the representations and warranties of PETsMART.com, Inc. (the "Company") set forth in Section 3 of the Series D Preferred Stock Purchase Agreement dated as of October 6, 1999 (the "Agreement") to which this is an exhibit. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Agreement. The section numbers below correspond to the section numbers in the Agreement. Anything disclosed under a section specified below that is applicable to any other section is deemed to be disclosed under the other such sections.

Section 3.4
-----------

                              Capitalization Table
                              --------------------

Security                                           Outstanding Shares
--------                                          -------------------
Series A Preferred Stock                          3,000,000 (13,636,364
                                                  on as converted basis)

Series B Preferred Stock                          1,800,000 (1,800,000
                                                  on as converted basis)

Series C Preferred Stock                          2,400,000 (8,556,040
                                                  on as converted basis)

Common Stock                                      2,006,283

Warrants
--------

PETsMART Series A Warrant dated May 12, 1999 exercisable into 300,000 shares of Series A Preferred Stock (1,363,636 on as converted basis)

idealab! Series C Warrant dated May 12, 1999 exercisable into 339,278 shares of Series C Preferred Stock (1,209,532 on as converted basis)

Rodale Series C Warrant dated May 12, 1999 exercisable into 43,227 shares of Series C Preferred Stock (154,105 on as converted basis)

Rodale Series C Warrant dated May 12, 1999 exercisable into 23,163 shares of Series C Preferred stock (82,576 on as converted basis)

Warrant to Purchase Common Stock of PETsMART.com, Inc. dated 8/31/99 exercisable into 840,000 shares of Common Stock

Warrant to Purchase Common Stock of Big Dog Holdings, Inc. dated 8/31/99 exercisable into 121,000 shares of Common Stock

Other Commitments
-----------------

     In addition, up to 1,156,317 shares of Series D Preferred Stock (the "Acme Shares") is reserved for issuance in connection with proposed acquisition by the Company of Digital Communities, Inc. dba Acmepet.com ("Digitial") and may be issued in accordance with the terms of the Agreement and Plan of Reorganization, dated as of August 11, 1999, by and among the Company, Digital and certain stockholders of Digital.

     Each of PETsMART, Inc., idealab! Holdings, LLC and Rodale Press, Inc. have the right to receive or purchase shares of Common Stock of the Company upon the occurrence of certain events pursuant to the terms of a letter agreement dated May 12, 1999 entered into among the Company and such persons.

Section 3.6
-----------

1. Trademark License Agreement, dated as of May 12, 1999 between PETsMART, Inc. and PETsMART.com, Inc.

2. PETsMART/PETsMART.com, Inc. Strategic Relationship Interim Agreement, dated as of May 12, 1999

3. Strategic Relationship Agreement dated 8/31/99 by and between Big Dog USA, Inc., Big Dog Holdings, Inc. and PETsMART.com, Inc.

4. ECommerce Merchant Agreement dated 8/31/99 by and between Big Dog USA, Inc., Big Dog Holdings, Inc. and PETsMART.com, Inc. (Exhibit B to Strategic Relationship Agreement)

5. ECommerce Merchant Agreement dated 8/31/99 by and between Big Dog USA, Inc., Big Dog Holdings, Inc. and PETsMART.com, Inc. (Exhibit C to Strategic Relationship Agreement)

6. License Agreement dated 8/31/99 by and between Big Dog Holdings dba Big Dog Sportswear, Big Dig USA, Inc. and PETsMART.com, Inc. and PETsMART, Inc.

                                   EXHIBIT D
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                Amended and Restated Investor Rights Agreement
                ----------------------------------------------

                                   EXHIBIT E
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                     Amended and Restated Voting Agreement
                     -------------------------------------

                                   EXHIBIT F
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                    Opinion of Strategic Law Partners, LLP
                    --------------------------------------

                                   EXHIBIT X
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                                Promissory Note
                                ---------------

                                   EXHIBIT Y
                                   ---------
               (To Series D Preferred Stock Purchase Agreement)

                              Security Agreement
                              ------------------